Name of Registrant:
Franklin Templeton Variable Insurance Products Trust

File No. 811-05583

Exhibit Item No. 77C Matter Submitted to a Vote of Security Holders

I. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Rising Dividends VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's
investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve a new Management Agreement with Franklin Advisers, Inc.
4.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	65,125,858	96.82%	94.34%	2,136,505	3.18%	3.09%
Terrence J. Checki	65,161,984	96.88%	94.39%	2,100,380	3.12%	3.04%
Mary C. Choksi		65,220,010	96.96%	94.48%	2,042,354	3.04%	2.96%
Edith E. Holiday	65,297,161	97.08%	94.59%	1,965,203	2.92%	2.85%
Gregory E. Johnson	65,371,746	97.19%	94.70%	1,890,618	2.81%	2.74%
Rupert H. Johnson, Jr.	65,195,907	96.93%	94.44%	2,066,457	3.07%	2.99%
J. Michael Luttig	65,300,960	97.08%	94.60%	1,961,404	2.92%	2.84%
Larry D. Thompson	65,204,552	96.94%	94.46%	2,057,811	3.06%	2.98%
John B. Wilson		65,419,806	97.26%	94.77%	1,842,557	2.74%	2.67%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
58,234,322	86.58%	84.36%	5,102,328	7.59%	3,925,714	5.84%	Y

Proposal 3. To approve a new Investment Agreement with Franklin
Advisers, Inc.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
61,230,619	91.03%	88.70%	1,892,274	2.81%	4,139,471	6.15%	Y

Proposal 4. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
59,751,082	88.83%	86.56%	2,758,376	4.10%	4,752,906	7.07%	Y

II. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Templeton Developing Markets VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's
investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve a new SubadvisoryAgreement with Franklin Templeton
Management Limited.
4.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	35,819,387	96.47%	92.64%	1,311,230	3.53%	3.39%
Terrence J. Checki	35,831,509	96.50%	92.67%	1,299,109	3.50%	3.36%
Mary C. Choksi		35,899,016	96.68%	92.85%	1,231,601	3.32%	3.19%
Edith E. Holiday	35,897,357	96.68%	92.84%	1,233,260	3.32%	3.19%
Gregory E. Johnson	35,954,870	96.83%	92.99%	1,175,747	3.17%	3.04%
Rupert H. Johnson, Jr.	35,856,042	96.57%	92.73%	1,274,575	3.43%	3.30%
J. Michael Luttig	35,927,385	96,78%	92.92%	1,208,232	3.24%	3.11%
Larry D. Thompson	35,851,280	96.55%	92.72%	1,279,337	3.45%	3.31%
John B. Wilson		35,948,924	96.82%	92.97%	1,181,693	3.18%	3.06%

Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
33,445,421	90.08%	86.50%	2,083,042	5.61%	1,602,155	4.31%	Y

Proposal 3. To approve a new Subadvisory Agreement with Franklin
Templeton Investment Management Limited.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
33,067,321	91.75%	88.11%	1,503,503	4.05%	1,559,793	4.20%	Y

Proposal 4. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
34,011,236	91.60%	87.96%	1,427,546	3.84%	1,691,835	4.56%	Y

III. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin VolSmart Allocation VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	15,401,556	96.62%	96.62%	539,395	3.38%	3.38%
Terrence J. Checki	15,324,724	96.13%	96.13%	616,227	3.87%	3.87%
Mary C. Choksi		15,413,065	96.69%	96.69%	527,886	3.31%	3.31%
Edith E. Holiday	15,391,292	96.55%	96.55%	549,658	3.45%	3.45%
Gregory E. Johnson	15,417,648	96.72%	96.72%	523,303	3.28%	3.28%
Rupert H. Johnson, Jr.	15,380,659	96.49%	96.49%	560,291	3.51%	3.51%
J. Michael Luttig	15,410,740	96.67%	96.67%	530,211	3.33%	3.33%
Larry D. Thompson	15,401,556	96.62%	96.62%	539,395	3.38%	3.38%
John B. Wilson		15,403,826	96.63%	96.63%	537,125	3.37%	3.37%

Proposal 2. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
13,979,495	87.70%	87.70%	469,722	2.95%	1,491,733	9.36%	Y

IV. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Founding Funds Allocation VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:






For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	136,564,114	96.53%	96.02%	4,904,128	3.47%	3.45%
Terrence J. Checki	136,796,131	96.70%	96.18%	4,672,111	3.30%	3.29%
Mary C. Choksi		137,179,435	96.97%	96.45%	4,288,807	3.03%	3.02%
Edith E. Holiday	137,284,223	97.04%	96.53%	4,184,019	2.96%	2.94%
Gregory E. Johnson	136,921,669	96.79%	96.27%	4,546,573	3.21%	3.20%
Rupert H. Johnson, Jr.		136,805,441	96.70%	96.19%	4,662,801	3.30%
3.28%
J. Michael Luttig	137,129,320	96.93%	96.42%	4,338,922	3.07%	3.05%
Larry D. Thompson	136,776,042	96.68%	96.17%	4,692,200	3.32%	3.30%
John B. Wilson		137,194,904	96.98%	96.46%	4,273,338	3.02%	3.00%

Proposal 2. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
122,854,798	86.84%	86.38%	4,270,018	3.02%	14,343,426	10.14%	Y

V. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Flex Cap Growth VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's
investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	15,204,491	96.55%	96.22%	543,089	3.45%	3.44%
Terrence J. Checki	15,289,63	97.09%	96.76%	457,947	2.91%	2.90%
Mary C. Choksi		15,200,575	96.53%	96.19%	547,005	3.47%	3.46%
Edith E. Holiday	15,204,491	96.55%	96.22%	543,089	3.45%	3.44%
Gregory E. Johnson	15,204,491	96.55%	96.22%	543,089	3.45%	3.44%
Rupert H. Johnson, Jr.	15,204,491	96.55%	96.22%	543,089	3.45%	3.44%
J. Michael Luttig	15,200,575	96.53%	96.19%	547,005	3.47%	3.46%
Larry D. Thompson	15,204,491	96.55%	96.22%	543,089	3.45%	3.44%
John B. Wilson		15,204,491	96.55%	96.22%	543,089	3.45%	3.44%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
13,749,224	87.31%	87.01%	879,952	5.59%	1,118,404	7.10%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
13,865,526	88.05%	87.75%	747,561	4.75%	1,134,499	7.20%	Y

VI. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Global Real Estate VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's
investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	11,324,764	96.22%	95.59%	445,145	3.78%	3.76%
Terrence J. Checki	11,393,464	96.80%	96.17%	376,445	3.20%	3.18%
Mary C. Choksi		11,459,095	97.36%	96.72%	310,814	2.64%	2.62%
Edith E. Holiday	11,436,145	97.16%	96.53%	333,764	2.84%	2.82%
Gregory E. Johnson	11,409,557	96.94%	96.30%	360,352	3.06%	3.04%
Rupert H. Johnson, Jr.	11,391,139	96.78%	96.15%	378,771	3.22%	3.20%
J. Michael Luttig	11,408,359	96.93%	96.29%	361,550	3.07%	3.05%
Larry D. Thompson	11,422,980	97.05%	96.42%	346,930	2.95%	2.93%
John B. Wilson		11,415,923	96.99%	96.36%	353,987	3.01%	2.99%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
10,375,756	88.15%	87.58%	709,592	6.03%	684,561	5.82%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
10,531,666	89.48%	88.89%	347,186	2.95%	891,057	7.57%	Y


VII. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Income VIP
Fund (the "Fund"), a series of the Trust, called a Special
Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's
investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	373,706,429	95.97%	95.33%	15,706,293	4.03%	4.01%
Terrence J. Checki	373,948,202	96.03%	95.39%	15,464,520	3.97%	3.94%
Mary C. Choksi		374,248,504	96.11%	95.47%	15,164,218	3.89%	3.87%
Edith E. Holiday	374,099,390	96.07%	95.43%	15,313,332	3.93%	3.91%
Gregory E. Johnson	374,305,270	96.12%	95.48%	15,107,452	3.88%	3.85%
Rupert H. Johnson, Jr.	373,771,758	95.98%	95.34%	15,640,964	4.02%	3.99%
J. Michael Luttig	374,447,112	96.16%	95.52%	14,965,610	3.84%	3.82%
Larry D. Thompson	373,625,017	95.95%	95.31%	15,787,705	4.05%	4.03%
John B. Wilson		374,541,711	96.18%	95.54%	14,871,010	3.82%	3.79%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
331,527,467	85.14%	84.57%	31,877,033	8.19%	26,008,222	6.68%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
338,299,973	86.87%	86.30%	18,075,707	4.64%	33,037,042	8.48%	Y

VII. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Large Cap
Growth VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	6,055,891	95.28%	94.39%	300,322	4.72%	4.68%
Terrence J. Checki	6,059,466	95.33%	94.44%	296,747	4.67%	4.63%
Mary C. Choksi		6,061,463	95.36%	94.48%	294,750	4.64%	4.59%
Edith E. Holiday	6,067,867	95.46%	94.57%	288,346	4.54%	4.49%
Gregory E. Johnson	6,068,940	95.48%	94.59%	287,273	4.52%	4.48%
Rupert H. Johnson, Jr.	6,059,023	95.32%	94.44%	297,190	4.68%	4.63%
J. Michael Luttig	6,073,651	95.55%	94.67%	282,562	4.45%	4.40%
Larry D. Thompson	6,050,286	95.19%	94.30%	305,927	4.81%	4.77%
John B. Wilson		6,073,188	95.55%	94.66%	283,025	4.41%	4.41%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
5,389,158	84.79%	84.00%	481,087	7.57%	485,968	7.65%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
5,515,296	86.77%	85.96%	284,582	4.48%	556,334	8.75%	Y

VIII. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin
Small Cap Value VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	59,250,273	95.18%	80.60%	3,003,487	4.82%	4.09%
Terrence J. Checki	59,286,066	95.23%	80.65%	2,967,694	4.77%	4.04%
Mary C. Choksi		59,367,375	95.36%	80.76%	2,886,385	4.64%	3.93%
Edith E. Holiday	59,349,330	95.33%	80.73%	2,904,429	4.67%	3.95%
Gregory E. Johnson	59,450,499	95.50%	80.87%	2,803,260	4.50%	3.81%
Rupert H. Johnson, Jr.	59,247,658	95.17%	80.59%	3,006,102	4.83%	4.09%
J. Michael Luttig	59,382,107	95.39%	80.78%	2,871,652	4.61%	3.91%
Larry D. Thompson	59,288,608	95.24%	80.65%	2,965,151	4.76%	4.03%
John B. Wilson		59,391,094	95.40%	80.79%	2,862,666	4.60%	3.89%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
53,566,894	86.05%	72.87%	4,789,585	7.69%	3,897,280	6.26%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
54,478,087	87.51%	74.11%	3,057,279	4.91%	4,718,393	7.58%	Y

IX. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Small-Mid Cap Growth VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	25,592,031	95.60%	93.71%	1,178,009	4.40%	4.31%
Terrence J. Checki	25,592,031	95.55%	93.66%	1,190,108	4.45%	4.36%
Mary C. Choksi		25,592,031	95.99%	94.09%	1,073,746	4.01%	3.93%
Edith E. Holiday	25,592,031	95.99%	94.09%	1,072,461	4.01%	3.93%
Gregory E. Johnson	25,592,031	96.07%	94.16%	1,052,710	3.93%	3.85%
Rupert H. Johnson, Jr.	25,592,031	95.55%	93.66%	1,191,581	4.45%	4.36%
J. Michael Luttig	25,592,031	96.07%	94.17%	1,052,140	3.93%	3.85%
Larry D. Thompson	25,592,031	95.93%	94.03%	1,088,210	4.07%	3.98%
John B. Wilson		25,592,031	96.06%	94.16%	1,053,594	3.94%	3.86%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
23,115,445	86.35%	84.64%	2,258,073	8.44%	1,396,522	5.22%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
23,646,532	88.33%	86.58%	1,565,814	5.85%	1,557,694	5.82%	Y

X. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Strategic Income VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder
Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	57,378,641	96.04%	94.31%	2,365,616	3.96%	3.89%
Terrence J. Checki	57,455,551	96.17%	94.43%	2,288,707	3.83%	3.76%
Mary C. Choksi		55,995,896	93.73%	92.04%	3,748,361	6.27%	6.16%
Edith E. Holiday	56,010,617	93.75%	92.06%	3,733,640	6.25%	6.14%
Gregory E. Johnson	57,640,946	96.48%	94.74%	2,103,311	3.52%	3.46%
Rupert H. Johnson, Jr.	55,864,097	93.51%	91.82%	3,880,160	6.49%	6.38%
J. Michael Luttig	55,993,263	93.72%	92.03%	3,750,995	6.28%	6.17%
Larry D. Thompson	55,910,045	93.58%	91.89%	3,834,213	6.42%	6.30%
John B. Wilson		56,077,244	93.86%	92.17%	3,667,014	6.14%	6.03%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
50,927,089	85.24%	83.70%	5,281,784	8.84%	3,535,384	5.92%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
52,089,907	87.19%	85.62%	3,535,016	5.92%	4,119,335	6.89%	Y

XI. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin U.S. Government Securities VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire
and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	97,142,163	94.47%	88.53%	5,690,704	5.53%	5.19%
Terrence J. Checki	99,846,810	97.10%	91.00%	2,986,057	2.90%	2.72%
Mary C. Choksi		100,101,597	97.34%	91.23%	2,731,270	2.66%	2.49%
Edith E. Holiday	100,088,900	97.33%	91.22%	2,743,967	2.67%	2.50%
Gregory E. Johnson	99,997,601	97.24%	91.13%	2,835,266	2.76%	2.58%
Rupert H. Johnson, Jr.	99,949,552	97.20%	91.09%	2,883,315	2.80%	2.63%
J. Michael Luttig	100,048,094	97.29%	91.18%	2,784,772	2.71%	2.54%
Larry D. Thompson	99,925,507	97.17%	91.07%	2,907,360	2.83%	2.65%
John B. Wilson		100,026,583	97.27%	91.16%	2,806,284	2.73%	2.56%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
89,132,433	86.68%	81.23%	7,353,649	7.15%	6,346,786	6.17%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
90,516,652	88.02%	82.49%	4,962,770	4.83%	7,353,445	7.15%	Y

XII. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Mutual Global Discovery VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	30,969,893	97.10%	94.99%	924,256	2.90%	2.83%
Terrence J. Checki	31,030,708	97.29%	95.18%	863,441	2.71%	2.65%
Mary C. Choksi		31,097,168	97.50%	95.38%	796,981	2.50%	2.44%
Edith E. Holiday	31,079,864	97.45%	95.33%	814,285	2.55%	2.50%
Gregory E. Johnson	31,070,210	97.42%	95.30%	823,939	2.58%	2.53%
Rupert H. Johnson, Jr.	31,048,878	97.35%	95.23%	845,271	2.65%	2.59%
J. Michael Luttig	31,063,686	97.40%	95.28%	830,463	2.60%	2.55%
Larry D. Thompson	31,010,227	97.23%	95.12%	883,922	2.77%	2.71%
John B. Wilson		31,073,680	97.43%	95.31%	820,469	2.57%	2.52%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
27,411,088	85.94%	84.08%	2,091,298	6.56%	2,391,763	7.50%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
28,033,432	87.90%	85.99%	1,252,638	3.93%	2,608,079	8.18%	Y

XIII. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Franklin Mutual Shares VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	191,925,748	95.42%	95.09%	9,213,373	4.58%	4.56%
Terrence J. Checki	191,910,585	95.41%	95.09%	9,228,536	4.59%	4.57%
Mary C. Choksi		192,236,119	95.57%	95.25%	8,903,002	4.43%	4.41%
Edith E. Holiday	192,326,658	95.62%	95.29%	8,812,463	4.38%	4.37%
Gregory E. Johnson	192,526,221	95.72%	95.39%	8,612,900	4.28%	4.27%
Rupert H. Johnson, Jr.	191,952,626	95.43%	95.11%	9,186,495	4.57%	4.55%
J. Michael Luttig	192,110,565	95.51%	95.18%	9,028,556	4.49%	4.47%
Larry D. Thompson	192,207,633	95.56%	95.23%	8,931,488	4.44%	4.43%
John B. Wilson		192,470,615	95.69%	95.36%	8,668,506	4.31%	4.29%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
173,288,690	86.15%	85.86%	16,123,033	8.02%	11,727,399	5.83%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
177,273,923	88.13%	87.83%	10,129,961	5.04%	13,735,237	6.83%	Y
XIV. The Board of Trustees of Franklin Templeton Variable Insurance
Products Trust (the "Trust"), on behalf of Templeton Foreign VIP
Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway,
San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	98,290,841	95.60%	86.66%	4,526,119	4.40%	3.99%
Terrence J. Checki	98,341,483	95.65%	86.70%	4,457,477	4.35%	3.95%
Mary C. Choksi		98,365,427	95.67%	86.72%	4,451,533	4.33%	3.92%
Edith E. Holiday	98,366,990	95.67%	86.72%	4,449,970	4.33%	3.92%
Gregory E. Johnson	98,532,753	95.83%	86.87%	4,284,207	4.17%	3.78%
Rupert H. Johnson, Jr.	98,351,804	95.66%	86.71%	4,465,156	4.34%	3.94%
J. Michael Luttig	98,392,765	95.70%	86.75%	4,424,195	4.30%	3.90%
Larry D. Thompson	98,341,988	95.65%	86.70%	4,474,972	4.35%	3.95%
John B. Wilson		98,423,590	95.73%	86.77%	4,393,370	4.31%	3.87%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
90,056,367	87.59%	79.40%	6,884,702	6.70%	5,875,891	5.71%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
91,743,616	89.23%	80.88%	4,425,178	4.30%	6,648,165	6.47%	Y

XV. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Templeton Global Bond VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	169,582,398	95.45%	90.18%	8,077,070	4.55%	4.30%
Terrence J. Checki	169,836,028	95.60%	90.32%	7,823,441	4.40%	4.16%
Mary C. Choksi		169,397,130	95.35%	90.09%	8,262,339	4.65%	4.39%
Edith E. Holiday	169,370,124	95.33%	90.07%	8,289,345	4.67%	4.41%
Gregory E. Johnson	170,464,881	95.95%	90.65%	7,194,587	4.05%	3.83%
Rupert H. Johnson, Jr.	168,828,930	95.03%	89.78%	8,830,539	4.97%	4.70%
J. Michael Luttig	169,620,800	95.48%	90.20%	8,038,668	4.52%	4.27%
Larry D. Thompson	169,328,011	95.31%	90.05%	8,331,457	4.69%	4.43%
John B. Wilson		169,751,543	95.55%	90.27%	7,907,926	4.45%	4.21%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
153,662,270	86.49%	81.72%	14,159,085	7.97%	9,838,114	5.54%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
157,121,313	88.44%	83.56%	8,459,106	4.76%	12,079,050	6.80%	Y

XVI. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), on behalf of Templeton Growth VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	87,558,042	97.00%	95.58%	2,708,258	3.00%	2.96%
Terrence J. Checki	87,708,716	97.17%	95.75%	2,557,583	2.83%	2.79%
Mary C. Choksi		87,664,629	97.12%	95.70%	2,601,671	2.88%	2.84%
Edith E. Holiday	87,772,066	97.24%	95.82%	2,494,234	2.76%	2.72%
Gregory E. Johnson	87,793,233	97.26%	95.84%	2,473,066	2.74%	2.70%
Rupert H. Johnson, Jr.	87,645,858	97.10%	95.68%	2,620,442	2.90%	2.86%
J. Michael Luttig	87,785,411	97.25%	95.83%	2,480,888	2.75%	2.71%
Larry D. Thompson	87,817,834	97.29%	95.87%	2,448,466	2.71%	2.67%
John B. Wilson		87,827,922	97.30%	95.88%	2,438,378	2.70%	2.66%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
77,388,057	85.73%	84.48%	7,366,622	8.16%	5,511,620	6.11%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
79,782,773	88.39%	87.10%	4,136,520	4.58%	6,347,006	7.03%	Y

XVII. The Board of Trustees of Franklin Templeton Variable
Insurance Products Trust (the "Trust"), on behalf of Franklin
Growth and Income VIP Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund
(the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	7,038,487	98.22%	97.64%	127,505	1.78%	1.77%
Terrence J. Checki	7,050,298	98.39%	97.80%	115,694	1.61%	1.60%
Mary C. Choksi		7,046,291	98.33%	97.74%	119,701	1.67%	1.66%
Edith E. Holiday	7,046,291	98.33%	97.74%	119,701	1.67%	1.66%
Gregory E. Johnson	7,050,298	98.39%	97.80%	115,694	1.67%	1.60%
Rupert H. Johnson, Jr.	7,043,948	98.30%	97.71%	122,044	1.61%	1.69%
J. Michael Luttig	7,050,298	98.39%	97.80%	115,694	1.70%	1.60%
Larry D. Thompson	7,050,298	98.39%	97.80%	115,694	1.61%	1.60%
John B. Wilson		7,050,298	98.39%	97.80%	115,694	1.61%	1.60%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
6,587,641	91.93%	91.38%	468,056	6.53%	110,295	1.54%	Y

Proposal 3. To approve an amended fundamental restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Passed (Y or N)
6,699,033	93.48%	92.93%	291,508	4.07%	175,451	2.45%	Y

XVII. The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust"), called a Special Meeting of all Fund Shareholders of the Trust (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and re-adjourned on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Funds voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	1,483,931,005	95.88%	92.86%	63,700,507	4.12%	3.99%
Terrence J. Checki	1,487,851,289	96.14%	93.10%	59,780,222	3.86%	3.74%
Mary C. Choksi		1,487,649,087	96.12%	93.09%	59,982,424	3.88%	3.75%
Edith E. Holiday	1,487,786,345	96.13%	93.10%	59,845,166	3.87%	3.74%
Gregory E. Johnson	1,490,898,162	96.33%	93.29%	56,733,349	3.67%	3.55%
Rupert H. Johnson, Jr.	1,485,176,267	95.96%	92.94%	62,455,244	4.04%	3.91%
J. Michael Luttig	1,488,062,993	96.15%	93.12%	59,568,519	3.85%	3.73%
Larry D. Thompson	1,486,098,183	96.02%	92.99%	61,533,328	3.98%	3.85%
John B. Wilson		1,489,011,786	96.21%	93.18%	58,619,724	3.79%	3.67%